Exhibit 10.15

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.

DATED SEPTEMBER, 15 2010

LIPOXEN TECHNOLOGIES, LTD.

- and -

BAXTER HEALTHCARE CORPORATION AND BAXTER HEALTHCARE SA

AMENDMENT NUMBER FIVE TO THE EXCLUSIVE RESEARCH,

DEVELOPMENT AND LICENSE AGREEMENT

PARTIES

(1)	LIPOXEN TECHNOLOGIES, LTD. whose registered office is at London Bioscience Innovation Centre, 2 Royal College St., London NWI ONH, England (“LIPOXEN”).

(2)	BAXTER HEALTHCARE CORPORATION having its principal place of business at One BAXTER Parkway, Deerfield, Illinois 60015 (“BHC”)

(3)	BAXTER HEALTHCARE SA, a corporation organized and exiting under the laws of Switzerland having its principal place of business at Hertistr.28304, Wallisellen, Switzerland (“BHSA”)(BHC and BHSA collectively referred to as “BAXTER”).

INTRODUCTION

(A)	WHEREAS, LIPOXEN entered into an Exclusive Research, Development and License Agreement (hereinafter the “AGREEMENT”) with BAXTER on August 15, 2005;

(B)	WHEREAS, the PARTIES have amended the AGREEMENT pursuant to four previous Amendment Agreements;

(C)	WHEREAS, the PARTIES desire to further amend the AGREEMENT in accordance with and subject to the provisions of this AMENDMENT NUMBER FIVE (“AMENDMENT”);

(D)	WHEREAS, pursuant to Section 8.1 of the AGREEMENT and Schedule III, as amended in AMENDMENT NUMBER TWO, BAXTER is obligated to make a MILESTONE PAYMENT in the amount of [***] upon completion of the MILESTONE EVENT of “IND acceptance (or Europea n[***] (defined in this AMENDMENT as the “IND ACCEPTANCE MILESTONE PAYMENT”);

(E)	WHEREAS, the PARTIES have agreed that BAXTER shall pay to LIPOXEN a sum of [***] such sum constituting early and full payment of the IND ACCEPTANCE MILESTONE PAYMENT;

(F)

WHEREAS, WHEREAS. LIPOXEN in recognition of BAXTER's early payment of the IND ACCEPTANCE MILESTONE PAYMENT agrees to: (l) delete Schedule III as amended in AMENDMENT NUMBER TWO and replace said schedule with a new Schedule III as attached hereto this AMENDMENT, such that in recognition of the early payment of the IND ACCEPTANCE MILESTONE PAYMENT the MILESTONE EVENT of "IND acceptance (or European equivalent" is no longer a financial obligation owed by BAXTER to LIPOXEN; and, (2) amend the Due Diligence Milestone Dates by which BAXTER is to complete certain Due Diligence

Milestone Events, said Dates being set forth in Schedule IV, as amended by the Parties in a Letter Agreement on August 7, 2007 that was formalized in AMENDMENT NUMBER FOUR, so such Due Diligence Milestone Dates more accurately comport with the research and development timeline for the development of [***] and provide a sufficient time period if an extension is required beyond the amended Due Diligence Milestone Dates as set forth in this AMENDMENT;

(G)	WHEREAS, LIPOXEN in recognition of BAXTER's early payment of the IND ACCEPTANCE MILESTONE PAYMENT has provided BAXTER a Warrant, which shall be executed by Lipoxen coincident with this AMENDMENT, for a Specified Number of Ordinary Shares at an agreed upon Subscription Price and the right, but not the obligation, of BAXTER to appoint, maintain, remove and replace a director of the Company. The terms of the Warrants are conditional upon approval by the shareholders of Lipoxen of a resolution to provide the directors of Lipoxen with authority to allot securities without being subject to pre-emption rights in relation to such securities, at the next general meeting of Lipoxen. Lipoxen and in particular the directors of Lipoxen, undertake to use their best efforts to procure the approval of such resolution by June 30, 2011. (Warrant attached hereto as Exhibit C)

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this AMENDMENT and in accordance with and subject to the terms and conditions specified below the PARTIES agree as follows:

AMENDMENT OF THE AGREEMENT

The Parties hereby agree to amend the AGREEMENT as provided below. Capitalized terms used in this AMENDMENT that are not otherwise defined herein shall have the meanings provided in the AGREEMENT.

1.	“FIFTH AMENDMENT COMMENCEMENT DATE” means September 15, 2010.

2.	Incorporation of the AGREEMENT. All capitalized terms which are not defined herein shall have the meaning as set forth in the AGREEMENT and the AGREEMENT, to the extent not inconsistent with this AMENDMENT, is incorporated here by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the AGREEMENT are inconsistent with the amendments set forth herein below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the AGREEMENT shall remain in force and effect and its provisions shall be binding on the parties thereto.

3.	Upon entry of the PARTIES into this AMENDMENT, BAXTER agrees to pay LIPOXEN [***] (the “AMENDMENT PAYMENT”) no later than twenty (20) days following the FIFTH AMENDMENT COMMENCEMENT DATE. The PARTIES acknowledge that:- (a) payment of the AMENDMENT PAYMENT cannot be extended or deferred by the sixty (60) days referred to in Section 9.3 of the AGREEMENT; and (b) the obligations in this SECTION 3 of the AMENDMENT shall survive termination or expiry of the AGREEMENT.

4.	The parties acknowledge that the value of the AMENDMENT PAYMENT is equivalent to the value of the IND ACCEPTANCE MILSTONE PAYMENT. LIPOXEN hereby acknowledges that in return for receipt of the AMENDMENT PAYMENT, LIPOXEN agrees to:- (a) delete Schedule III, as amended in AMENDMENT NUMBER TWO, and replace it with the Schedule III attached hereto as Exhibit A as set forth supra in Section 5a of this AMENDMENT; and (b) amend Schedule IV attached hereto as Exhibit B as set forth supra in Section 5b of this AMENDMENT.

5.	Amendment of the Agreement. The AGREEMENT is hereby amended as follows:

a.	Amendment of SCHEDULE III. SCHEDULE III to the AGREEMENT, as amended in AMENDMENT NUMBER TWO, is with effect from the FIFTH AMENDMENT COMMENCEMENT DATE deleted in its entirety and shall be replaced with the schedule attached to this AMENDMENT as Exhibit A.

b.	Amendment of SCHEDULE IV. SCHEDULE IV to the AGREEMENT, as amended in a Letter Agreement between the Parties on August 7, 2007, that was formalized in AMENDMENT NUMBER FOUR, is with effect from the AMENDMENT FIVE COMMENCEMENT DATE deleted in its entirety and shall be replaced with the schedule attached to this AMENDMENT as Exhibit B.

c.	The following definitions shall be inserted into the AGREEMENT with effect from the AMENDMENT FIVE COMMENCEMENT DATE:-

“DUE DILIGENCE MILESTONE EVENT”, “DUE DILIGENCE MILESTONE DATES” and “DUE DILIGENCE EXTENSION PAYMENTS” means the due diligence milestone events, the due diligence milestone dates and the payments to extend the DUE DILIGENCE MILESTONE DATES set out in SCHEDULE IV.

d.	With effect from the FIFTH AMENDMENT COMMENCEMENT DATE, the final sentence of SECTION 8.2 of the AGREEMENT (which commences with the words “BAXTER shall” and which ends with the words “milestone date”) shall be deleted and shall be replaced by the following:-

BAXTER shall:-

(a) not be entitled to deduct the DUE DILIGENCE EXTENSION PAYMENT relating to DUE DILIGENCE MILESTONE 1 (if paid) from any MILESTONE PAYMENTS that have been paid to or subsequently become payable to LIPOXEN under the AGREEMENT;

(b) be entitled to deduct DUE DILIGENCE MILESTONE EXTENSION PAYMENT (if paid) relating to DUE DILIGENCE MILESTONE 2 from any MILESTONE PAYMENT [***] anywhere in the world; and

(c) be entitled to deduct the DUE DILIGENCE MILESTONE EXTENSION PAYMENT (if paid) relating to to DUE DILIGENCE MILESTONE 3 from any MILESTONE PAYMENT which [***]

e.	SECTION 15.6 of the AGREEMENT shall with effect from the FIFTH AMENDMENT COMMENCEMENT DATE be amended by deletion of the final paragraph (which begins with the words “For purposes of clarification” and which ends in the words “(or European equivalent).”

6.	Miscellaneous

a.	Full Force and Effect. Except as expressly amended by this AMENDMENT, the AGREEMENT, and previous Amendments thereto, shall remain unchanged and continue in full force and effect as provided therein.

b.	Entire Agreement of the Parties. This AMENDMENT and the AGREEMENT constitute the complete final and exclusive understanding and agreement of the BAXTER and LIPOXEN with respect to the subject matter of the AGREEMENT, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between BAXTER and LIPOXEN respecting the subject matter of the AGREEMENT.

c.	Counterparts. This AMENDMENT may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this AMENDMENT may be executed my facsimile or other electronic means.

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT in duplicate originals by their authorized officers as of the Effective Date of the AMENDMENT.

SIGNED by	/s/ M. Scott Maguire	for	M. Scott Maguire
and on behalf of LIPOXEN TECHNOLOGIES, LTD. in the presence of:			CEO

Signature:
Name:		[illegible]
Occupation:		[illegible]
Address:		[illegible]

SIGNED by		for

and on behalf of BAXTER HEALTHCARE CORPORATION in the presence of

Signature:		/s/ Alicia Webb
Name:		Alicia Webb
Occupation:		Corp. Executive Assistant
Address:		1 Baxter Parkway
Deerfield IL 60015

SIGNED by		for
and on behalf of BAXTER HEALTHCARE SA in the presence of

Signature:
Name:
Occupation:
Address:

6

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT in duplicate originals by their authorized officers as of the Effective Date of the AMENDMENT.

SIGNED by	for
and on behalf of LIPOXEN TECHNOLOGIES, LTD. in the presence of:

Signature:
Name:
Occupation:
Address:

SIGNED by	for
and on behalf of BAXTER HEALTHCARE CORPORATION in the presence of

Signature:
Name:
Occupation:
Address:

SIGNED by	for
and on behalf of BAXTER HEALTHCARE SA in the precense of

Signature:	/s/ Ignacio Martinez de Lecea	/s/ Pauline Noisel
Name:	Ignacio Martinez de Lecea	Pauline Noisel
Occupation:	Corporate Counsel	Corporate Counsel
Address:

EXHIBIT A

SCHEDULE III

MILESTONE EVENTS AND PAYMENTS

Assuming BAXTER has exercised the option as set forth in Section 2.3, then pursuant to Section 8.1, the following MILESTONE PAYMENTS shall be payable by BAXTER to LIPOXEN upon occurrence of the following MILESTONE EVENTS with respect to all POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS (as the case may be)(unless paid or part paid as set out in SECTION 8.2 of this AGREEMENT):

MILESTONE EVENTS	MILESTONE PAYMENTS
[***]	[***]

EXHIBIT B

SCHEDULE IV

DUE DILIGENCE MILESTONE EVENTS

BAXTER agrees to meet the due diligence milestone events set forth below by the corresponding date, or if extended, by the corresponding date plus the number of months shown.

Due Diligence Milestone	Due Diligence Milestone Event	Date by which Due Diligence Milestone Event must be met	PAYMENT to extend Due Diligence Milestone Event Date by the following number of months
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]

EXHIBIT C

[***]

LIPOXEN PLC

(incorporated in England under the Companies Act 1985

under number 03213174)

Name(s) and address of holder	[***]

Baxter Healthcare S.A.	[***]

Hetristrasse 2

8304 Wallisellen

Switzerland

[***]

[***]

LIPOXEN PLC (“THE COMPANY”) HEREBY CERTIFIES that the above mentioned person is the [***] and is entitled, on the terms and subject to the conditions [***], to [***] in the Company.

EXECUTED AS A [***] BY THE

COMPANY

ACTING BY	/s/ M. Scott Maguire	M. Scott Maguire
CEO
IN THE PRESENCE OF:

/s/ Colin Hill
Director Colin Hill

WARRANT CONDITIONS

1	INTERPRETATION

In and for the purposes of these Conditions and each Subscription Form headings to Conditions are for convenience only and do not affect their meaning and, unless the context otherwise requires:-

1.1	The following words and expressions have the following meanings:

"Adjustment Event"

means the event described in Condition 4.2;

"Auditors"

means the auditors for the time being of the Company, or if they are unwilling to act, an independent firm of accountants agreed between the Company and the Warrantholder or, in the event that they are unable to agree within 7 days of either party making a proposal as to such firm, as determined by the president for the time being of the Institute of Chartered Accountants on application of either party;

"Combined Subscription Form"

means a notice in such form as the Company shall from time to time reasonably specify for the purpose of enabling Warrantholder to aggregate the Warrants represented by two or more Warrant Certificates when exercising those Warrants;

"Equity Share Capital"

has the meaning ascribed to it in Section 548 of the Companies Act 2006;

"Exercise Date"

means the date on which the relative Warrant Certificate shall have been delivered to the Company in accordance with Condition 3.1;

"Ordinary Shares"

means ordinary shares of one pence (£0.01) each in the Company

;

"Register"

means the register maintained pursuant to Condition 6;

"Registered Office"

means london Bioscience Innovation centre, 2 Royal College Street, London, NW1 ONH or such other registered office of the Company as may from time to time be notified to the Warrantholder;

"Specified Number"

means the number of Ordinary Shares arising pursuant to the exercise of the Warrants (as adjusted pursuant to Conditions 4.2-4.5 if applicable);

"Spot Rate"

means the spot rate of exchange for the purchase of pounds sterling with US dollars as published by Bloomberg;

"Subscription Form"

means the form set out at the end of these Conditions or a Combined Subscription Form;

"Subscription Moneys"

means in relation to any exercise of Warrant(s) such sterling figure as is calculated by multiplying the number of Ordinary Shares to be issued as a result of that exercise by the Subscription Price;

"Subscription Period"

means the period from, and including, the day following the Company's next general meeting at which the Condition Precedent is satisfied, until, and including, the 30 June, 2015;

"Subscription Price"

means pounds £ per Ordinary Share, calculated using the five (5} day volume weighted average price of the Ordinary Shares of the Company on the AIM market, such five (5) day period ending on the trading day immediately prior to the date of this warrant instrument, or, following one or more Adjustment Event, such price per share as is so certified by the Auditors;

"Warrants"

means the rights to apply US$2,000,000 (two million US dollars) (to be converted into pounds sterling in accordance with the provisions of Condition 3.5} to subscribe for Ordinary Shares pursuant to Condition 2 at the Subscription Price;

"Warrant Certificate"

means a certificate in respect of Warrants;

"Warrant Shares"

means Ordinary Shares to be issued on exercise of a Warrant;

"Warrantholder"

means a person who is for the time being registered in the Register as the holder of Warrants; 1.2 The Interpretation Act 1978 shall apply hereto in the same way as it applies to an enactment.

2	GRANT OF RIGHTS

2.1	Except for Condition 9, the terms of this warrant instrument and in particular the granting of the warrants pursuant to clause 2.2 below are conditional upon approval by the shareholders of the Company of a resolution to provide the directors of the Company with authority to allot securities without being subject to pre--emption rights in relation to such securities, at the next general meeting of the Company (the "Condition Precedent").

2.2	Subject to the satisfaction of the Condition Precedent in connection with which the Company. and in particular the Directors of the Company, undertake to use their best efforts to satisfy by 30 June 2011, the Company hereby grants to the Warrantholder the right to subscribe for the Specified Number of Ordinary Shares at the Subscription Price for each Warrant exercised on the terms and subject to the conditions set out in these Conditions.

2.3	The Company hereby grants to the Warrantholder the right to appoint, maintain, remove and replace in office such natural person as the Warrantholder may from time to time nominate as a director of the Company. Appointment and removal of such director shall be by written notice to the Company which shall take effect on delivery at its Registered Office or at any meeting of the Board or committee thereof and such appointment shall be subject to satisfaction of the due diligence checks required to be undertaken by the Company's Nominated Adviser and to ratification by ordinary resolution at the next general meeting of the Company and thereafter subject to re-appointment in accordance with the terms of the Articles of Association of the Company. In the event that the Warrantholder does not exercise its right to appoint a director within three (3) months of the date hereof such right shall expire.

3	SUBSCRIPTION

3.1	Subject to satisfaction of the Condition Precedent the Warrantholder may exercise all or some of its Warrants at any time during the Subscription Period by delivering a Warrant Certificate representing Warrants held by it to the Company at the Registered Office together with a duly completed Subscription Form, a remittance for the Subscription Moneys and evidence satisfactory to the Company of the authority of the person signing the Subscription Form on behalf of that Warrantholder. The Warrantholder shall be entitled to cancel a Subscription Form with the consent of the Company (in which case the Warranthofder shall be deemed not to have exercised the respective Warrants) but not otherwise.
3.2	Subject to satisfaction of the Condition Precedent the Warrantholder may exercise all of its Warrants on a change of control of the Company by delivering within sixty 60} days of such change of control a Warrant Certificate representing Warrants held by it to the Company at the Registered Office together with a duly completed Subscription Form, a remittance for the Subscription Moneys and evidence satisfactory to the Company of the authority of the person signing the Subscription Form on behalf of that Warranthofder. For the purposes of this section, change of control shall have the meaning as set out in s840 Income and Corporation Taxes Act 1988.
3.3	The Company shall within twenty one (21) days of the Exercise Date against receipt of the Subscription Monies allot to the Warrantholder such number of Warrant Shares as is calculated by dividing the pounds sterling figure produced by the number of Warrants so exercised by the Subscription Price, (rounded down to the nearest integral number of Ordinary Shares) on terms such that the Warrant Shares are credited as fully paid free from all liens, charges, encumbrances and equities whatsoever and with all benefits and rights attaching to them and rank for all purposes pari passu with the Ordinary Shares already in issue, save that they will not rank for any dividend or other distribution declared in respect of a record date falling before the Exercise Date.
3.4	As soon as reasonably practicable following any allotment of Warrant Shares and, in any event, within twenty eight (28) days of the relative Exercise Date, the Company shall send to the Warrantholder:

3.4.	1 If the Warrantholder has notified the Company that it intends to hold Warrant Shares in certificated form, a definitive share certificate for the Warrant Shares to which the Warrantholder is entitled. The Warrantholder may nominate a CREST account into which the Warrant Shares can be delivered should that be the Warrantholder's preference in respect of such Warrant Shares; and
3.4.2	a Warrant Certificate in respect of the Warrants previously represented by the Warrant Certificates delivered pursuant to sub-condition 3.1 which then remain unexercised.

3.5	On the business day immediately preceding the Exercise Date, the amount in US Dollars (US$) to be applied to subscribe for Ordinary Shares, at the Subscription Price, shall be converted to pounds sterling(£) using the Spot Rate for that day.

4	COVENANTS BY THE COMPANY

4.1	Subject to satisfaction of the Condition Precedent at Condition 2.1 the Company shall, so long as any of the Warrants may be exercised:

4.1.1	during the Subscription Period, ensure that the Directors of the Company have the power to allot the number of Ordinary Shares as would enable the rights of the Warrantholder hereunder and all other rights of subscription for and conversion into Ordinary Shares to be satisfied in full;
4.1.2	during the Subscription Period, at all times keep available for issue free from preemption rights out of its authorised but unissued capital such number of Ordinary Shares as would enable the rights of the Warrantholder hereunder and an other rights of subscription for and conversion into Ordinary Shares to be satisfied in full;
4.1.3	if any offer is made to all holders of Ordinary Shares (or all such holders other than the offeror and/or any company controlled by the offeror and/or persons acting in concert with the offeror) to acquire all or a proportion of the Ordinary Shares, forthwith give notice of such offer to the Warrantholder at the same time as any notice thereof is sent to other shareholders (or as soon as practicable thereafter) that details concerning such offer may be obtained from the Registered Office and use its reasonable endeavours to procure that a like offer is extended in respect of any Warrant Shares issued during the period of the offer;
4.1.4	as long as the Company's ordinary share capital is listed on the AIM Market of the London Stock Exchange pic, or any other recognised exchange, as soon as reasonably practicable after the issue and allotment, apply to the AIM Market of the London Stock Exchange pic, or other recognised exchange, for the Warrant Shares to be admitted to trading on such market;

4.2	Upon the occurrence of a reorganisation or reclassification of the Ordinary Shares of the Company by way of a subdivision or consolidation of the issued share capital of the Company or by way of a bonus issue of shares out of the Company's capital reserves (each an "Adjustment Event"} after the date on which the Warrant is granted, the Subscription Price payable and/or the Specified Number of Warrant Shares to be issued on the exercise of the Warrant shall be adjusted either in such manner as the Company and the Warrantholder agree In writing is appropriate or, failing agreement, in such manner as the Auditors shall certify is appropriate. For the purposes of this Condition 4.2, an adjustment to the Subscription Price or the Specified Number shall be "appropriate" if, as a consequence of the adjustment, the Wamantholder enjoys the same economic effect on the exercise of the Warrant as if the relevant Adjustment Event had not occurred or arisen. The Company and the Warrantholder shall endeavour to agree any adjustment pursuant to this Condition 4.2 within 14 days of the Adjustment Event, falling which the adjustment shall be determined in writing at the Company's cost by the Auditors, in consultation with the Company and the Warrrantholder, within 28 days of the relevant Adjustment Event
4.3	The Auditor's written determination pursuant to Condition 4.2 shall be binding on the Company and the Warrantho!ders except in the case of manifest error. 4A Adjustments to the Subscription Price and/or the Specified Number shall be effective from midnight on the date the relevant Adjustment Event was made.
4.5	Within twenty eight (28) days of any adjustment to the Subscription Price and/or the Specified Number becoming effective the Company shall give notice to the Warrantholder stating:-

4.5.1	the Subscription Price and the Specified Number in effect immediately preceding the relative adjustment;
4.5.2	brief particulars of the event giving rise to the adjustment;

4.5.3	the amount of that adjustment;
4.5.4	the time from which that adjustment became effective; and the Subscription Price and the Specified Number immediately following that adjustment

4.6	If an effective resolution is passed on or before the last day of the Subscription Period for the voluntary winding-up of the Company then the terms of such scheme of arrangement shall be binding on all the Warrantholders and the terms of this Warrant instrument shall terminate and cease to be in force and of any effect

5	MODIFICATION OF RIGHTS

5.1	None of the rights for the time being attached to the Warrants may from time to time be altered or abrogated without the consent of the Warrantholder. Any such alteration or abrogation approved by the Warrantholder shaH be effected by deed poll executed by the Company and expressed to be supplemental to this warrant instrument
6	REGISTRATION
6.1	The Company shall maintain a register of the Warrants granted, the issue dates and certified numbers of all Warrant Certificates and the number of Warrants held by the Warrantholder. The Register shall be kept at the Registered Office.
6.2	This Deed is not transferrable without the Company's prior written consent
6.3	Any change of name or address on the part of any Warrantholder shall promptly be notified to the Company and thereupon the Register shall be altered accordingly. The Warrantho/der shall be entitled at all reasonable times during normal business hours to inspect the Register and to take copies thereof.
6.4	If a Warrant Certificate is defaced, worn out, lost, stolen or destroyed, it may be renewed on such terms (if any) as to evidence as the Company may require and, in the case of defacement or wearing out, surrender of the old certificate.
7	CERTIFICATION
7.1	Whenever, for whatever reason, these Conditions require that the Auditors certify any matter, the Company shall procure that the Auditors issue the required certificate.
7.2	The Auditors when acting pursuant to these Conditions shall be deemed to be acting as experts and not as arbitrators. Any certificate of the Auditors given pursuant to these Conditions shall, in the absence of manifest error, be conclusive as to the facts stated therein.
8	NOTICES, ETC.
8.1	All certificates, cheques and other documents required or permitted by these Conditions to be sent to the Warrantholder or to which the Warrantholder is entitled or which the Company shall have agreed to issue to the Warrantholder may be delivered by hand or sent by post addressed to the Warrantholder at its registered address or, in the case of joint Warrantholder, addressed to the joint holder first named in the Register at its registered address, and airmail post shall be used if that address is not ln the same territory as the place of posting, All documents delivered or sent In accordance with this sub-condition shall be delivered or sent at the risk of the relative Warrantholder.
8.2	Except to the extent that they are inconsistent with these Conditions, all the provisions of the Articles of Association of the Company so far as they relate to notices given or to be given to the holders of shares shall apply mutatis mutandis to notices to the Warrantholder.

9	GOVERNING LAW AND JURISDICTION

These Warrants and any non-contractual obligations arising from or in connection with them shall in all respects be governed by and interpreted in accordance with English law. The parties irrevocably agree that the Courts of England and Wales are to have non-exclusive jurisdiction over any dispute {a) arising from or in connection with these Warrants or (b) relating to any non-contractual obligations arising from or in connection with these Warrants.

[***]

To:	LIPOXEN PLC

I/We wish to exercise of the Warrants represented by this Certificate and [include a cheque made payable to the Company in] [shall pay by telegraphic transfer direct to the account of Lipoxen plc as noted below.

Bank:	[***]

Account Name:	[***]

Account No:	[***]

IBAN	[***]

SWIFT:	[***]

the amount of [***] pounds (£[***])

Dated: [***] 20[***]

Signed:	1.	2.

	3.	4.

Note:

1	This figure should be derived by multiplying the Subscription Price by the number of Warrant Shares to be issued following the exercise: The number of Warrant Shares to be issued can be calculated by dividing the pounds sterling figure produced by the number of Warrants being exercised by the Subscription Price. No fractions of shares will be issued.
2	The Warrants represented by this CertifiCate may, for purposes of their exercise, be consolidated with the Warrants represented by other Certificates by use of a Combined Subscription Form which may be obtained from the Company.
3	Your attention is drawn to Condition 8 (which relates, inter alia, to the despatch of share certificates, cheques and other documents following the exercise of any Warrants).
4	The Company will notify the Warrantholder of the current Specified Number upon request